UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2019

BIG ROCK PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38302	82-2844431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2645 N. Federal Highway, Suite 230 Delray Beach, FL	33483
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     202-654-7060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one-half of one Warrant	BRPAU	The NASDAQ Stock Market LLC
Common Stock, par value $0.001 per share	BRPA	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	BRPAR	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BRPAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 is hereby incorporated by reference to the extent necessary.

Item 8.01.  Other Events.

As previously reported, on May 21, 2019, Big Rock Partners Acquisition Corp. (the “Company”) amended its amended and restated certificate of incorporation to provide that it had until August 22, 2019 (the “Termination Date”) to consummate an initial business combination, provided that the Company deposit, or cause to be deposited on its behalf, into its trust account established in connection with the Company’s initial public offering $0.02 for each public share outstanding for each extension period utilized through the Termination Date. The first payment of $95,604.56 was deposited on May 21, 2019 and the second payment of $95,604.56 was deposted on June 20, 2019. On July 17, 2019, the Company deposited an additional $95,604.56, for the third extension period. The Company now has until August 22, 2019 to consummate an initial business combination, or such later date as may be approved by stockholders in an amendment to the Company’s amended and restated certificate of incorporation. In order to pay for part of the third extension payment, the Company issued an unsecured promissory note (the “Note”) in favor of BRAC Lending Group LLC, a stockholder of the Company and an entity affiliated with certain officers and directors of EarlyBirdCapital, Inc., the representative of the underwriters in the Company’s initial public offering (the “Lender”), in the original principal amount of $6,813.68. The Note does not bear interest and matures upon closing of a business combination by the Company. If the Company fails to consummate a business combination, the outstanding debt under the Note will be forgiven, except to the extent of any funds held outside of the Company's trust account after paying all other fees and expenses of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG ROCK PARTNERS ACQUISITION CORP.

Dated: July 18, 2019	By:	/s/ Lori B. Wittman
Name: Lori B. Wittman
Title: Chief Financial Officer